UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 18, 2007
Date of Report (Date of earliest event reported)

SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 557-4630 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02    Results of Operation and Financial Condition.

On July 18, 2007, Sovereign Bancorp, Inc. (the “Company”) issued a press release discussing the Company’s second quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

99.1	Press release, dated July 18, 2007, of Sovereign Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: July 18, 2007

	By:	/s/ Stacey V. Weikel
Stacey V. Weikel
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated July 18, 2007, of Sovereign Bancorp, Inc.